BLACKROCK FUNDSSM

BlackRock Money Market Portfolio

(the “Fund”)

Supplement dated July 29, 2015 to the Investor and Institutional Shares

Prospectus of the Fund, dated July 29, 2015

Effective as of September 1, 2015, BlackRock (as defined below) has contractually agreed to cap net expenses of the Fund at lower levels for each share class. To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if the Fund’s annual fund operating expenses, excluding certain expenses described in the prospectus, exceed a certain limit. Accordingly, effective as of September 1, 2015, the Fund’s prospectus is amended as follows:

The section of the Fund’s prospectus entitled “Fund Overview—Key Facts About BlackRock Money Market Portfolio—Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Money Market Portfolio.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares
Management Fee	0.43%	0.43%	0.43%	0.43%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses[1]	0.23%	0.27%	0.14%	0.18%
Total Annual Fund Operating Expenses[2]	0.91%	1.70%	1.57%	0.61%
Fee Waivers and/or Expense Reimbursements[3]	(0.36)%	(0.40)%	(0.27)%	(0.41)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3]	0.55%	1.30%	1.30%	0.20%

[1]	Other Expenses have been restated to reflect current fees.

[2]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report, which do not include the restatement of Other Expenses to reflect current fees.

[3]	As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 60, effective September 1, 2015, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.55% (for Investor A Shares), 1.30% (for Investor B and Investor C Shares) and 0.20% (for Institutional Shares) until August 1, 2017 and the table reflects these waivers and/or reimbursements. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Money Market Portfolio.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$58	$218	$433	$1,053
Investor B Shares[1]	$133	$457	$847	$1,7292/$1,6303/$1,941[4]
Investor C Shares[1]	$133	$442	$804	$1,821
Institutional Shares	$23	$112	$259	$ 684

[1]	These expense figures do not reflect the imposition of the deferred sales charge which may be deducted upon the redemption of Investor A, Investor B or Investor C Shares of the Fund received in an exchange transaction for Investor A, Investor B or Investor C Shares of a non-money market fund advised by BlackRock or its affiliates (each, a “Non-Money Market BlackRock Fund”) as described in the applicable prospectuses. No deferred sales charge is deducted upon the redemption of Investor A, Investor B or Investor C Shares of the Fund that are purchased from the Trust and not acquired by exchange.

[2]	Based on the conversion of Investor B Shares to Investor A Shares after eight years (applies to shares received in an exchange transaction for Investor B Shares of certain equity Non-Money Market BlackRock Funds).

[3]	Based on the conversion of Investor B Shares to Investor A Shares after seven years (applies to shares received in an exchange transaction for Investor B Shares of certain fixed-income Non-Money Market BlackRock Funds).

[4]	Based on the conversion of Investor B Shares to Investor A Shares after ten years (applies to shares received in an exchange transaction for Investor B Shares of certain fixed-income Non-Money Market BlackRock Funds).

The chart following the fifth paragraph in the section of the Fund’s prospectus entitled “Management of the Funds—BlackRock” is deleted in its entirety with respect to the Fund and replaced with the following:

Contractual Caps[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)	Total Annual Fund Operating
Expenses[2] after giving effect  to
all applicable expense limitation
provisions[3] (excluding Dividend
Expense, Interest Expense,
Acquired Fund Fees and
Expenses and certain other
		Fund expenses)
Money Market Portfolio
Investor A	0.55%	0.55%
Investor B	1.30%	1.30%
Investor C	1.30%	1.30%
Institutional	0.20%	0.20%

[1]	The contractual caps for Money Market Portfolio are effective as of September 1, 2015 and in effect until August 1, 2017. The contractual caps for the other Funds are in effect until August 1, 2016. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the applicable Fund.

[2]	As a percentage of average daily net assets.

[3]	Does not include impact of voluntary waivers described below.

Shareholders should retain this Supplement for future reference.

PRO-MM-072815-SUP2

2